UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3158

Legg Mason Partners Fundamental Value Fund, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY	10004

(Address of principal executive offices)	(Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place, 4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: September 30

Date of reporting period: March 31, 2006

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi - Annual Report to Stockholders is filed herewith.

[INSERT SHAREHOLDER REPORT]

SEMI-ANNUAL

REPORT

MARCH 31, 2006

Legg Mason Partners

Fundamental Value Fund, Inc.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Fundamental Value Fund, Inc.

Semi-Annual Report  •  March 31, 2006

What’s

Inside

Fund Objective

The Fund seeks long-term capital growth. Current income is a secondary consideration. The Fund invests primarily in common stock and common stock equivalents, such as preferred stocks and securities convertible into common stocks, of companies the managers believe are undervalued in the marketplace. While the managers select investments primarily for their capital appreciation potential, secondary consideration is given to a company’s dividend record and the potential for an improved dividend return.

“Smith Barney” and “Salomon Brothers” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was mixed during the six-month reporting period. After a 4.1% advance in the third quarter of 2005, gross domestic product (“GDP”)i growth slipped to 1.7%. This marked the first quarter in which GDP growth did not surpass 3.0% since the first three months of 2003. However, as expected, the economy rebounded sharply in the first quarter of 2006, with a preliminary estimate of 4.8% GDP growth. The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment hit a five-year low in March.

As expected, the Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the changing of the guard from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates four times during the reporting period. Since it began its tightening campaign in June 2004, the Fed has raised rates 15 consecutive times, bringing the federal funds rateiii from 1.00% to 4.75% — its highest level since April 2001. After the end of the Fund’s reporting period, at its May meeting, the Fed once again raised the federal funds rate by an additional 0.25% to 5.00%.

For the six-month period ended March 31, 2006, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 6.38%. There was no shortage of challenges facing investors during the reporting period, including high oil prices, steadily rising interest rates, the aftermath of the devastating hurricane season, and geopolitical issues. However, to a large extent investors remained focused on the positive economic environment and strong corporate profits. As a case in point, the S&P 500 Index rose 4.21% during the first three months of 2006, its best first quarter since 2002.

Legg Mason Partners Fundamental Value Fund, Inc.         I

Looking at the market more closely, small-cap stocks outperformed their mid- and large-cap counterparts, with the Russell 2000v, Russell Midcapvi and Russell 1000vii Indexes returning 15.23%, 10.14%, and 6.71%, respectively. From an investment style perspective, value stocks slightly outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 7.89% and 7.05%, respectively, over the reporting period.

Performance Review

For the six months ended March 31, 2006, Class A shares of the Legg Mason Partners Fundamental Value Fund, Inc., excluding sales charges, returned 6.98%. In comparison, the Fund’s unmanaged benchmarks, the S&P 500 Index and the Russell 3000 Indexx, returned 6.38% and 7.46%, respectively, for the same period. The Lipper Multi-Cap Core Funds Category Average1 increased 7.77% over the same time frame.

Performance Snapshot as of March 31, 2006 (excluding sales charges) (unaudited)

6 months

Fundamental Value Fund — Class A Shares	6.98%

S&P 500 Index	6.38%

Russell 3000 Index	7.46%

Lipper Multi-Cap Core Funds Category Average	7.77%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Performance figures reflect reimbursements and/or fee waivers, without which performance would have been lower.
All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions. Excluding sales charges, Class B shares returned 6.48%, Class C shares returned 6.55% and Class Y shares returned 7.22% over the six months ended March 31, 2006.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 6-month period ended March 31, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 1,040 funds in the Fund’s Lipper category, and excluding sales charges.

II         Legg Mason Partners Fundamental Value Fund, Inc.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment advisory contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Prior to April 7, 2006, the Fund operated under the name Smith Barney Fundamental Value Fund Inc. The Fund’s portfolio managers, investment strategy and objective have not changed.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Fund’s Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

Legg Mason Partners Fundamental Value Fund, Inc.          III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 10, 2006

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

RISKS: Keep in mind, the Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund is subject to certain risks of overseas investing not typically associated with investing in U.S. securities, including economic, political and social factors and currency fluctuations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

[x]	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

IV         Legg Mason Partners Fundamental Value Fund, Inc.

Fund at a Glance (unaudited)

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report         1

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments, and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on October 1, 2005 and held for the six months ended March 31, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(3)
Class A	6.98%	$1,000.00	$1,069.80	1.09%	$5.62

Class B	6.48	1,000.00	1,064.80	1.91	9.83

Class C	6.55	1,000.00	1,065.50	1.85	9.53

Class Y	7.22	1,000.00	1,072.20	0.66	3.41

(1)	For the six months ended March 31, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

2         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratios	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,019.50	1.09%	$5.49

Class B	5.00	1,000.00	1,015.41	1.91	9.60

Class C	5.00	1,000.00	1,015.71	1.85	9.30

Class Y	5.00	1,000.00	1,021.64	0.66	3.33

(1)	For the six months ended March 31, 2006.
(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report         3

Schedule of Investments (March 31, 2006) (unaudited)

LEGG MASON PARTNERS FUNDAMENTAL VALUE FUND, INC.

Shares	Security	Value

COMMON STOCKS — 97.1%
CONSUMER DISCRETIONARY — 13.0%
Auto Components — 0.6%
1,488,800	Lear Corp.	$26,396,424

Leisure Equipment & Products — 1.3%
2,700,000	Hasbro Inc.	56,970,000

Media — 9.7%
1,512,000	Clear Channel Communications Inc.	43,863,120
6,454,400	Interpublic Group of Cos. Inc.*	61,704,064
6,115,800	News Corp., Class B Shares	107,393,448
4,379,500	Pearson PLC	60,784,072
4,461,100	Time Warner Inc.	74,901,869
3,209,800	Walt Disney Co.	89,521,322

	Total Media	438,167,895

Specialty Retail — 1.4%
1,508,900	Home Depot Inc.	63,826,470

	TOTAL CONSUMER DISCRETIONARY	585,360,789

CONSUMER STAPLES — 6.6%
Beverages — 0.6%
382,000	Molson Coors Brewing Co., Class B Shares	26,212,840

Food & Staples Retailing — 3.0%
2,625,800	Safeway Inc.	65,960,096
1,488,000	Wal-Mart Stores Inc.	70,293,120

	Total Food & Staples Retailing	136,253,216

Food Products — 2.8%
1,489,500	Kraft Foods Inc., Class A Shares	45,146,745
3,057,000	Unilever PLC	31,316,491
1,192,900	Unilever PLC, Sponsored ADR	48,992,403

	Total Food Products	125,455,639

Household Products — 0.2%
187,200	Kimberly-Clark Corp.	10,820,160

	TOTAL CONSUMER STAPLES	298,741,855

ENERGY — 9.9%
Energy Equipment & Services — 3.9%
651,200	Baker Hughes Inc.	44,542,080
1,156,500	GlobalSantaFe Corp.	70,257,375
866,600	Halliburton Co.	63,279,132

	Total Energy Equipment & Services	178,078,587

Oil, Gas & Consumable Fuels — 6.0%
573,700	Anadarko Petroleum Corp.	57,949,437
131,500	BP PLC, Sponsored ADR	9,065,610

See Notes to Financial Statements.

4         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Shares	Security	Value

Oil, Gas & Consumable Fuels — 6.0% (continued)
863,600	Chevron Corp.	$50,062,892
369,600	ConocoPhillips	23,340,240
607,400	Exxon Mobil Corp.	36,966,364
1,013,500	Murphy Oil Corp.	50,492,570
1,893,600	Williams Cos. Inc.	40,504,104

	Total Oil, Gas & Consumable Fuels	268,381,217

	TOTAL ENERGY	446,459,804

FINANCIALS — 21.0%
Capital Markets — 4.1%
300,020	Ameriprise Financial Inc.	13,518,902
89,500	Goldman Sachs Group Inc.	14,047,920
1,318,600	Merrill Lynch & Co. Inc.	103,852,936
888,705	State Street Corp.	53,704,443

	Total Capital Markets	185,124,201

Commercial Banks — 4.1%
1,997,396	Bank of America Corp.	90,961,414
6,214	Mitsubishi UFJ Financial Group Inc.	95,197,242

	Total Commercial Banks	186,158,656

Consumer Finance — 1.8%
1,500,100	American Express Co.	78,830,255

Diversified Financial Services — 2.5%
2,674,100	JPMorgan Chase & Co.	111,349,524
77,000	Thomas Weisel Partners Group Inc.*	1,686,300

	Total Diversified Financial Services	113,035,824

Insurance — 4.8%
505,300	Ambac Financial Group Inc.	40,221,880
872,400	American International Group Inc.	57,656,916
816,700	Chubb Corp.	77,945,848
509,900	Hartford Financial Services Group Inc.	41,072,445

	Total Insurance	216,897,089

Thrifts & Mortgage Finance — 3.7%
882,000	MGIC Investment Corp.	58,767,660
2,284,500	PMI Group Inc.	104,904,240

	Total Thrifts & Mortgage Finance	163,671,900

	TOTAL FINANCIALS	943,717,925

HEALTH CARE — 13.3%
Biotechnology — 1.3%
422,700	Amgen Inc.*	30,751,425
4,194,548	Aphton Corp.*	608,209
375,000	Aphton Corp., Escrow Shares (a)(b)*	46,219
1,250,000	Aphton Corp., Restricted Shares (a)*	181,250
2,023,664	Enzo Biochem Inc.*	27,319,464

	Total Biotechnology	58,906,567

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report         5

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Shares	Security	Value

Pharmaceuticals — 12.0%
2,115,900	Abbott Laboratories	$89,862,273
851,900	Bentley Pharmaceuticals Inc.*	11,202,485
805,600	Eli Lilly & Co.	44,549,680
1,388,700	GlaxoSmithKline PLC, Sponsored ADR	72,642,897
1,415,700	Johnson & Johnson	83,837,754
1,111,110	NexMed Inc.*	966,555
911,700	Novartis AG, Sponsored ADR	50,544,648
3,541,600	Pfizer Inc.	88,256,672
1,982,500	Wyeth	96,190,900

	Total Pharmaceuticals	538,053,864

	TOTAL HEALTH CARE	596,960,431

INDUSTRIALS — 9.4%
Aerospace & Defense — 5.9%
824,400	Boeing Co.	64,245,492
2,302,000	Honeywell International Inc.	98,456,540
2,195,400	Raytheon Co.	100,637,136

	Total Aerospace & Defense	263,339,168

Airlines — 1.7%
4,323,000	Southwest Airlines Co.	77,770,770

Machinery — 1.8%
1,156,000	Caterpillar Inc.	83,012,360

	TOTAL INDUSTRIALS	424,122,298

INFORMATION TECHNOLOGY — 15.8%
Communications Equipment — 5.3%
5,080,300	Cisco Systems Inc.*	110,090,101
3,048,900	Motorola Inc.	69,850,299
2,751,900	Nokia Oyj, Sponsored ADR	57,019,368

	Total Communications Equipment	236,959,768

Computers & Peripherals — 1.1%
543,874	International Business Machines Corp.	44,853,289
496,800	Sun Microsystems Inc.*	2,548,584

	Total Computers & Peripherals	47,401,873

Electronic Equipment & Instruments — 1.6%
1,885,000	Agilent Technologies Inc.*	70,781,750
436,600	International DisplayWorks Inc.*	2,859,730

	Total Electronic Equipment & Instruments	73,641,480

Internet Software & Services — 0.1%
190,500	VeriSign Inc.*	4,570,095

Semiconductors & Semiconductor Equipment — 5.7%
2,936,500	Applied Materials Inc.	51,418,115
1,336,800	Novellus Systems Inc.*	32,083,200
167,900	Samsung Electronics Co., Ltd., GDR (c)	54,861,325

See Notes to Financial Statements.

6         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Shares	Security	Value

Semiconductors & Semiconductor Equipment — 5.7% (continued)
7,084,943	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	$71,274,527
1,450,586	Texas Instruments Inc.	47,100,527

	Total Semiconductors & Semiconductor Equipment	256,737,694

Software — 2.0%
3,380,800	Microsoft Corp.	91,991,568

	TOTAL INFORMATION TECHNOLOGY	711,302,478

MATERIALS — 6.3%
Chemicals — 2.5%
1,237,900	Dow Chemical Co.	50,258,740
1,522,200	E.I. du Pont de Nemours & Co.	64,252,062

	Total Chemicals	114,510,802

Metals & Mining — 2.4%
1,876,100	Alcoa Inc.	57,333,616
889,500	RTI International Metals Inc.*	48,789,075
1,314,100	WGI Heavy Minerals Inc.*	1,577,010

	Total Metals & Mining	107,699,701

Paper & Forest Products — 1.4%
135,200	PT Toba Pulp Lestari Tbk, ADR (a)(d)*	0
857,000	Weyerhaeuser Co.	62,072,510

	Total Paper & Forest Products	62,072,510

	TOTAL MATERIALS	284,283,013

TELECOMMUNICATION SERVICES — 1.8%
Wireless Telecommunication Services — 1.8%
3,792,700	Vodafone Group PLC, Sponsored ADR	79,267,430

	TOTAL COMMON STOCKS (Cost — $3,299,334,745)	4,370,216,023

Warrants
WARRANTS (a) — 0.0%
360,000	Aphton Corp., Expires 3/31/08*	0
600,000	Genelabs Technologies Inc., Expires 5/1/08*	1
1,000,000	Lynx Therapeutics Inc., Expires 4/29/07 (d)*	1

	TOTAL WARRANTS (Cost — $0)	2

Shares
CONVERTIBLE PREFERRED STOCKS (a) — 0.0%
CONSUMER DISCRETIONARY — 0.0%
Biotechnology — 0.0%
2,500	Aphton Corp., Series A*	725,000

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report         7

Schedule of Investments (March 31, 2006) (unaudited) (continued)

Shares	Security	Value

INFORMATION TECHNOLOGY — 0.0%
Internet Software & Services — 0.0%
54,818	Webforia Inc., Series D (d)*	$0

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost — $3,765,657)	725,000

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $3,303,100,402)	4,370,941,025

Face Amount
SHORT-TERM INVESTMENT — 2.7%
Repurchase Agreement — 2.7%
$122,814,000	Interest in $387,994,000 joint tri-party repurchase agreement dated 3/31/06 with Morgan Stanley, 4.800% due 4/3/06; Proceeds at maturity — $122,863,126; (Fully collateralized by various U.S. government agency obligations, 0.000% to 7.125% due 4/20/16 to 12/22/25; Market value — $125,815,538) (Cost — $122,814,000)	122,814,000

	TOTAL INVESTMENTS — 99.8% (Cost — $3,425,914,402#)	4,493,755,025
	Other Assets in Excess of Liabilities — 0.2%	9,435,564

	TOTAL NET ASSETS — 100.0%	$4,503,190,589

*	Non-income producing security.
(a)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(b)	This security is restricted as to resale. The acquisition date, aggregate cost, per share value of the security and percentage of net assets which the security comprises at March 31, 2006 was March 30, 2003, $212.434, $0.00 and 0.0%, respectively.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.
(d)	Illiquid security.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ADR	— American Depositary Receipt
GDR	— Global Depositary Receipt

See Notes to Financial Statements.

8         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report

Statement of Assets and Liabilities (March 31, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $3,425,914,402)	$4,493,755,025
Cash	426
Receivable for securities sold	12,876,493
Dividends and interest receivable	5,651,168
Receivable for Fund shares sold	2,822,576
Prepaid expenses	104,988

Total Assets	4,515,210,676

LIABILITIES:
Payable for Fund shares repurchased	5,471,272
Investment management fee payable	2,462,699
Distribution fees payable	1,072,942
Deferred compensation payable	440,435
Accrued expenses	2,572,739

Total Liabilities	12,020,087

Total Net Assets	$4,503,190,589

NET ASSETS:
Par value (Note 7)	$300,377
Paid-in capital in excess of par value	3,347,144,534
Undistributed net investment income	6,539,035
Accumulated net realized gain on investments and foreign currency transactions	81,365,639
Net unrealized appreciation on investments and foreign currencies	1,067,841,004

Total Net Assets	$4,503,190,589

Shares Outstanding:
Class A	149,895,711

Class B	83,898,749

Class C	55,812,057

Class Y	10,770,800

Net Asset Value:
Class A (and redemption price)	$15.44

Class B *	$14.44

Class C *	$14.45

Class Y (and redemption price)	$15.85

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$16.25

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report         9

Statement of Operations (For the six months ended March 31, 2006) (unaudited)

INVESTMENT INCOME:
Dividends	$34,298,166
Interest	5,159,345
Income from securities lending	69,526
Less: Foreign taxes withheld	(481,238)

Total Investment Income	39,045,799

EXPENSES:
Investment management fee (Note 2)	13,186,628
Distribution fees (Notes 2 and 5)	13,062,316
Transfer agent fees (Notes 2 and 5)	4,119,080
Administration fees (Note 2)	1,223,784
Shareholder reports (Note 5)	215,785
Directors’ fees	87,521
Custody fees	79,922
Legal fees	63,624
Registration fees	58,355
Insurance	51,786
Audit and tax	13,565
Miscellaneous expenses	5,345

Total Expenses	32,167,711
Less: Fee waivers and/or expense reimbursements (Note 2)	(98,268)

Net Expenses	32,069,443

Net Investment Income	6,976,356

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 4):
Net Realized Gain From:
Investment transactions	95,953,660
Foreign currency transactions	4,242

Net Realized Gain	95,957,902

Change in Net Unrealized Appreciation/Depreciation From:
Investments	190,068,466
Foreign currencies	(1,294)

Change in Net Unrealized Appreciation/Depreciation	190,067,172

Net Gain on Investments and Foreign Currency Transactions	286,025,074

Increase in Net Assets From Operations	$293,001,430

See Notes to Financial Statements.

10         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report

Statements of Changes in Net Assets

For the six months ended March 31, 2006 (unaudited) and the year ended September 30, 2005

	2006	2005
OPERATIONS:
Net investment income	$6,976,356	$12,554,642
Net realized gain	95,957,902	350,878,596
Change in net unrealized appreciation/depreciation	190,067,172	109,858,506

Increase in Net Assets From Operations	293,001,430	473,291,744

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 6):
Net investment income	(12,431,580)	—
Net realized gains	(287,533,765)	—

Decrease in Net Assets From Distributions to Shareholders	(299,965,345)	—

FUND SHARE TRANSACTIONS (NOTE 7):
Net proceeds from sale of shares	244,137,148	584,195,957
Reinvestment of distributions	280,076,822	—
Cost of shares repurchased	(573,656,677)	(1,112,759,565)

Decrease in Net Assets From Fund Share Transactions	(49,442,707)	(528,563,608)

Decrease in Net Assets	(56,406,622)	(55,271,864)
NET ASSETS:
Beginning of period	4,559,597,211	4,614,869,075

End of period*	$4,503,190,589	$4,559,597,211

* Includes undistributed net investment income of:	$6,539,035	$11,994,259

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report         11

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class A Shares(1)	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$15.46		$13.91	$12.28	$9.16	$11.99	$15.97

Income (Loss) From Operations:
Net investment income	0.05		0.09	0.03	0.03	0.02	0.06
Net realized and unrealized gain (loss)	0.97		1.46	1.60	3.09	(2.80)	(2.85)

Total Income (Loss) From Operations	1.02		1.55	1.63	3.12	(2.78)	(2.79)

Less Distributions From:
Net investment income	(0.07)		—	—	—	—	—
Net realized gains	(0.97)		—	—	—	(0.05)	(1.19)

Total Distributions	(1.04)		—	—	—	(0.05)	(1.19)

Net Asset Value, End of Period	$15.44		$15.46	$13.91	$12.28	$9.16	$11.99

Total Return(3)	6.98%		11.14%	13.27%	34.06%	(23.33)%	(18.52)%

Net Assets, End of Period (millions)	$2,315		$2,269	$2,147	$1,690	$1,176	$1,306

Ratios to Average Net Assets:
Gross expenses	1.09	%(4)	1.08%	1.05%	1.15%	1.05%	1.02%
Net expenses	1.09	(4)(5)	1.06 (5)	1.05	1.15	1.05	1.02
Net investment income	0.66	(4)	0.63	0.19	0.28	0.17	0.44

Portfolio Turnover Rate	13%		30%	31%	34%	39%	42%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended March 31, 2006 (unaudited).
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

12         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class B Shares(1)	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$14.52		$13.16	$11.71	$8.81	$11.62	$15.63

Income (Loss) From Operations:
Net investment loss	(0.01)		(0.02)	(0.08)	(0.05)	(0.08)	(0.05)
Net realized and unrealized gain (loss)	0.90		1.38	1.53	2.95	(2.68)	(2.77)

Total Income (Loss) From Operations	0.89		1.36	1.45	2.90	(2.76)	(2.82)

Less Distributions From:
Net realized gains	(0.97)		—	—	—	(0.05)	(1.19)

Total Distributions	(0.97)		—	—	—	(0.05)	(1.19)

Net Asset Value, End of Period	$14.44		$14.52	$13.16	$11.71	$8.81	$11.62

Total Return(3)	6.48%		10.33%	12.38%	32.92%	(23.90)%	(19.16)%

Net Assets, End of Period (millions)	$1,211		$1,262	$1,359	$1,308	$1,078	$1,354

Ratios to Average Net Assets:
Gross expenses	1.91	%(4)	1.88%	1.84%	1.94%	1.84%	1.83%
Net expenses	1.91	(4)(5)	1.85 (5)	1.84	1.94	1.84	1.83
Net investment income	(0.16	)(4)	(0.16)	(0.60)	(0.50)	(0.62)	(0.37)

Portfolio Turnover Rate	13%		30%	31%	34%	39%	42%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended March 31, 2006 (unaudited).
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report         13

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class C Shares(1)	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$14.52		$13.16	$11.71	$8.81	$11.61	$15.62

Income (Loss) From Operations:
Net investment loss	(0.01)		(0.02)	(0.08)	(0.05)	(0.07)	(0.05)
Net realized and unrealized gain (loss)	0.91		1.38	1.53	2.95	(2.68)	(2.77)

Total Income (Loss) From Operations	0.90		1.36	1.45	2.90	(2.75)	(2.82)

Less Distributions From:
Net realized gains	(0.97)		—	—	—	(0.05)	(1.19)

Total Distributions	(0.97)		—	—	—	(0.05)	(1.19)

Net Asset Value, End of Period	$14.45		$14.52	$13.16	$11.71	$8.81	$11.61

Total Return(3)	6.55%		10.33%	12.38%	32.92%	(23.83)%	(19.17)%

Net Assets, End of Period (millions)	$806		$870	$960	$852	$665	$714

Ratios to Average Net Assets:
Gross expenses	1.85	%(4)	1.85%	1.83%	1.93%	1.83%	1.82%
Net expenses	1.85	(4)(5)	1.83 (5)	1.83	1.93	1.83	1.82
Net investment income	(0.10	)(4)	(0.13)	(0.59)	(0.49)	(0.60)	(0.38)

Portfolio Turnover Rate	13%		30%	31%	34%	39%	42%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended March 31, 2006 (unaudited).
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

14         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended September 30, unless otherwise noted:

Class Y Shares(1)	2006(2)		2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$15.87		$14.22	$12.51	$9.29	$12.11	$16.07

Income (Loss) From Operations:
Net investment income	0.08		0.16	0.08	0.08	0.07	0.11
Net realized and unrealized gain (loss)	1.00		1.49	1.63	3.14	(2.84)	(2.88)

Total Income (Loss) From Operations	1.08		1.65	1.71	3.22	(2.77)	(2.77)

Less Distributions From:
Net investment income	(0.13)		—	—	—	—	—
Net realized gains	(0.97)		—	—	—	(0.05)	(1.19)

Total Distributions	(1.10)		—	—	—	(0.05)	(1.19)

Net Asset Value, End of Period	$15.85		$15.87	$14.22	$12.51	$9.29	$12.11

Total Return(3)	7.22%		11.60%	13.67%	34.66%	(23.01)%	(18.27)%

Net Assets, End of Period (millions)	$171		$159	$149	$97	$55	$68

Ratios to Average Net Assets:
Gross expenses	0.66	%(4)	0.66%	0.66%	0.72%	0.70%	0.71%
Net expenses	0.66	(4)(5)	0.64 (5)	0.66	0.72	0.70	0.71
Net investment income	1.09	(4)	1.05	0.58	0.69	0.53	0.76

Portfolio Turnover Rate	13%		30%	31%	34%	39%	42%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the six months ended March 31, 2006 (unaudited).
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	The investment manager voluntarily waived a portion of its fees.

See Notes to Financial Statements.

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report         15

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies

Effective April 7, 2006, the Smith Barney Fundamental Value Fund Inc. was renamed the Legg Mason Partners Fundamental Value Fund, Inc. (the “Fund”), a Maryland corporation. The Fund’s investment objective and strategy were not affected as a result of this change. The Fund is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as a diversified, open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Lending of Portfolio Securities. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. In exchange for lending securities under the terms of the agreement with its custodian, the Fund receives a lender’s fee. Fees earned by the Fund on securities lending are recorded as securities lending income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which varies depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

16         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The Fund maintains the risk of any loss on the securities on loan as well as the potential loss on investments purchased with cash collateral received from securities lending.

(d) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(e) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(f) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(g) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report         17

Notes to Financial Statements (unaudited) (continued)

to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Smith Barney Fund Management LLC (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment advisory and administrative contracts to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Under the new Investment Management agreement the Fund pays the Manager a management fee for advisory and administrative services calculated at an annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Annual Rate
First $1.5 billion	0.75%
Next $0.5 billion	0.70
Next $0.5 billion	0.65
Next $1.0 billion	0.60
Over $3.5 billion	0.50

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Prior to the transaction, the Fund paid the Manager an investment advisory fee calculated daily and paid monthly at an annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Annual Rate
First $1.5 billion	0.55%
Next $0.5 billion	0.50
Next $0.5 billion	0.49
Next $1.0 billion	0.46
Over $3.5 billion	0.38

18         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The Fund also paid the Manager an administration fee calculated daily and paid monthly at an annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Annual Rate
First $2 billion	0.20%
Next $0.5 billion	0.16
Next $1.0 billion	0.14
Over $3.5 billion	0.12

Effective December 1, 2005, as a result of the termination of the administrative contract, this administration fee was no longer applicable.

During the six months ended March 31, 2006, the Manager waived a portion of its management fee amounting to $98,268.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive Westborough, MA 01581. Up until December 31, 2005, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. PFPC and Primerica Shareholder Services (‘PSS”), another subsidiary of Citigroup, acted as the Fund’s sub-transfer agents. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC and PSS were responsible for shareholder recordkeeping and financial processing for all shareholder accounts and were paid by CTB. For the six months ended March 31, 2006, the Fund paid transfer agent fees of $2,430,265 to CTB. In addition, for the six months ended March 31, 2006, the Fund also paid $30,967 to other Citigroup affiliates for shareholder recordkeeping services.

The Fund’s Board has appointed the Fund’s current distributor, Citigroup Global Markets Inc. (“CGM”), Legg Mason Investor Services, LLC (“LMIS”) a wholly-owned broker-dealer subsidiary of Legg Mason, and PFS Investments, Inc. (“PFS”), as co-distributors of the Fund. The Fund’s Board has also approved amended and restated Rule 12b-1 Plans. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares will continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report         19

Notes to Financial Statements (unaudited) (continued)

For the six months ended March 31, 2006, LMIS, CGM and its affiliates received sales charges of approximately $1,134,000 on sales of the Fund’s Class A shares. In addition, for the six months ended March 31, 2006, CDSCs paid to CGM and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$404,000	$7,000

*	Amount represents less than $1,000.

For the period ended March 31, 2006, CGM and its affiliates received brokerage commissions of $5,247.

The Fund has adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allows non-interested directors (“Independent Directors”) to defer the receipt of all or a portion of the directors’ fees earned until a later date specified by the Independent Directors. The deferred fees earn a return based on notional investments selected by the Independent Directors. The balance of the deferred fees payable may change depending upon the investment performance. Any gains or losses incurred in the deferred balances are reported in the Statement of Operations under Independent Directors’ fees. Under the Plan, deferred fees are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. As of March 31, 2006, the Fund had accrued $440,435 as deferred compensation payable under the Plan.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3.	Transactions with Affiliated Companies

An Affiliated Company is a company in which the Fund has ownership of at least 5% of the company’s voting securities. Transactions during the period ended March 31, 2006, with companies which are or were affiliated were as follows:

	Affiliate Value at 9/30/05	Purchased		Sold		Dividend Income	Value at 3/31/06	Realized Gain/Loss
		Cost	Shares	Cost	Shares
Aphton Corp.*	$2,603,759	$75,000	126,175	—	—	—	$608,209	—
Enzo Biochem Inc.	31,083,479	—	—	—	—	—	27,319,464	—
WGI Heavy Minerals Inc.	808,462	214,047	293,900	—	—	—	1,577,010	—

*	Represents payment in kind from Aphton Corp., Guaranteed Notes, 6.000% due 3/31/08.

4.	Investments

During the six months ended March 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$502,890,564

Sales	75,167,720

20         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

At March 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$1,186,730,434
Gross unrealized depreciation	(118,889,811)

Net unrealized appreciation	$1,067,840,623

5.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the six months ended March 31, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$2,823,346	$1,926,761	$94,642
Class B	6,091,316	1,445,096	82,754
Class C	4,147,654	747,160	38,283
Class Y	—	63	106

Total	$13,062,316	$4,119,080	$215,785

6.	Distributions to Shareholders by Class

	Six Months Ended March 31, 2006	Year Ended September 30, 2005
Net Investment Income
Class A	$11,021,501	—
Class Y	1,410,079	—

Total	$12,431,580	—

Net Realized Gains
Class A	$140,858,861	—
Class B	81,325,716	—
Class C	55,715,810	—
Class Y	9,633,378	—

Total	$287,533,765	—

7.	Capital Shares

At March 31, 2006, the Fund had one billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain expenses, those specifically related to the distribution of its shares.

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report         21

Notes to Financial Statements (unaudited) (continued)

Transactions in shares of each class were as follows:

	Six Months Ended March 31, 2006		Year Ended September 30, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	10,054,194	$152,515,123	24,646,379	$361,253,876
Shares issued on reinvestment	9,807,554	144,632,890	—	—
Shares repurchased	(16,664,573)	(252,302,962)	(32,254,854)	(475,590,704)

Net Increase (Decrease)	3,197,175	$44,845,051	(7,608,475)	$(114,336,828)

Class B
Shares sold	3,050,522	$43,274,438	8,680,841	$119,734,481
Shares issued on reinvestment	5,642,740	77,644,096	—	—
Shares repurchased	(11,713,570)	(166,349,283)	(25,000,030)	(346,248,396)

Net Decrease	(3,020,308)	$(45,430,749)	(16,319,189)	$(226,513,915)

Class C
Shares sold	2,219,453	$31,444,518	6,152,862	$84,924,015
Shares issued on reinvestment	3,839,137	52,826,531	—	—
Shares repurchased	(10,158,852)	(144,116,303)	(19,203,734)	(266,100,753)

Net Decrease	(4,100,262)	$(59,845,254)	(13,050,872)	$(181,176,738)

Class Y
Shares sold	1,091,842	$16,903,069	1,215,583	$18,283,585
Shares issued on reinvestment	327,911	4,973,305	—	—
Shares repurchased	(696,115)	(10,888,129)	(1,622,494)	(24,819,712)

Net Increase (Decrease)	723,638	$10,988,245	(406,911)	$(6,536,127)

8.	Capital Loss Carryforward

As of September 30, 2005, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
9/30/2006	$(883,626)
9/30/2007	(2,767,843)
9/30/2008	(40,598)

$(3,692,067)

These amounts will be available to offset any future taxable capital gains.

9.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

22         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004 less certain expenses be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report         23

Notes to Financial Statements (unaudited) (continued)

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason Inc.

10.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 9. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the advisor for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently-filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Fund’s investment manager and it affiliates to continue to render services to the Funds under their respective contracts.

*    *    *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc (the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Funds (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule l2b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Fund’s investment manager believes the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

24         Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

11.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and Salomon Brothers Asset Management Inc (“SBAM”) that the staff is considering recommending that the Commission institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the Commission and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/ or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM and SBAM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM and SBAM’s ability to perform investment management services relating to the Fund.

Legg Mason Partners Fundamental Value Fund, Inc. 2006 Semi-Annual Report         25

Board Approval of Management Agreement (unaudited)

On June 23, 2005, Citigroup Inc. entered into a definitive agreement (the “Transaction Agreement”) with Legg Mason, Inc. under which Citigroup agreed to sell substantially all of its asset management business, Citigroup Asset Management (“CAM”), which includes the Adviser, to Legg Mason in exchange for the broker-dealer and investment banking businesses of Legg Mason and certain other considerations (the “Transaction”). The Transaction closed on December 1, 2005.

The consummation of the Transaction resulted in the automatic termination of the Fund’s then current advisory agreement (the “Prior Advisory Agreement”) in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to the closing of the Transaction, the Fund’s Board approved a new management agreement between the Fund and the Adviser (the “New Management Agreement”) and authorized the Fund’s officers to submit the New Management Agreement to shareholders for their approval.

On July 12, 2005, members of the Board discussed with CAM management and certain Legg Mason representatives the Transaction and Legg Mason’s general plans and intentions regarding CAM’s business and its combination with Legg Mason’s business. The Board Members also inquired about the plans for and anticipated roles and responsibilities of certain CAM employees and officers after the Transaction.

At a meeting held on August 1, 2005, the Fund’s Board, including a majority of the Board Members who are not “interested persons” of the Fund or the Adviser as defined in the 1940 Act (the “Independent Board Members”), approved the New Management Agreement. To assist the Board in its consideration of the New Management Agreement, Legg Mason provided materials and information about Legg Mason, including its financial condition, asset management capabilities and organization, and CAM provided materials and information about the Transaction between Legg Mason and Citigroup. Representatives of CAM and Legg Mason also made presentations to and responded to questions from the Board. The Independent Board Members, through their independent legal counsel, also requested and received additional information from CAM and Legg Mason in connection with their consideration of the New Management Agreement. The additional information was provided in advance of and at the August meeting. After the presentations and after reviewing the written materials provided, the Independent Board Members met in executive session with their counsel to consider the New Management Agreement. The Independent Board Members also conferred separately and with their counsel about the Transaction on a number of occasions, including in connection with the July and August meetings.

In their deliberations concerning the New Management Agreement, among other things, the Board Members considered:

(i) the reputation, financial strength and resources of Legg Mason and its investment advisory subsidiaries;

(ii) that following the Transaction, CAM will be part of an organization focused on the asset management business:

(iii) that Legg Mason is an experienced and respected asset management firm, and that Legg Mason has advised the Board Members that (a) it may wish to combine

26         Legg Mason Partners Fundamental Value Fund, Inc.

Board Approval of Management Agreement (unaudited) (continued)

certain CAM operations with those of certain Legg Mason subsidiaries; (b) it is expected that these combination processes will result in changes to portfolio managers or portfolio management teams for a number of the CAM funds, subject to Board oversight and appropriate notice to shareholders, and that, in other cases, the current portfolio managers or portfolio management teams would remain in place; and (c) in the future, it may recommend that Legg Mason subsidiaries be appointed as the adviser or subadviser to some or all of all CAM funds, subject to applicable regulatory requirements;

(iv) that CAM management had advised the Board that a number of portfolio managers and other key CAM personnel would be retained after the closing of the Transaction;

(v) that CAM management and Legg Mason have advised the Board that following the Transaction, they did not expect to be any diminution in the nature, quality and extent of services provided to the Fund and their shareholders by the Adviser, including compliance services;

(vi) that under the Transaction Agreement, Citigroup and Legg Mason have agreed not to take any action that is not contemplated by the Transaction or fail to take any action that to their respective knowledge would cause any “undue burden” on Fund shareholders under applicable provisions of the 1940 Act;

(vii) the assurances from Citigroup and Legg Mason that, for a three-year period following the closing of the Transaction, Citigroup-affiliated broker-dealers will continue to offer the Fund as an investment product, and the potential benefits to Fund shareholders from this and other third-party distribution access;

(viii) the potential benefits to Fund shareholders from being part of a combined fund family with Legg Mason-sponsored funds;

(ix) that Citigroup and Legg Mason would derive benefits from the Transaction and that, as a result, they have a financial interest in the matters that were being considered;

(x) the potential effects of regulatory restrictions on the Fund if Citigroup-affiliated broker-dealers remain principal underwriters of the Fund after the closing of the Transaction;

(xi) the fact that the Fund’s total advisory and administrative fees would not increase by virtue of the New Management Agreement, but would remain the same;

(xii) the terms and conditions of the New Management Agreement, including the differences from the current advisory agreement, and the benefits of a single, uniform form of agreement covering these services;

(xiii) that the Fund would not bear the costs of obtaining shareholder approval of the New Management Agreement;

(xiv) that the Fund would avail itself of permissions granted under certain licensing arrangements between Citigroup and Legg Mason that would permit the Fund (including any share classes thereof) to maintain its current name, as well as all logos,

Legg Mason Partners Fundamental Value Fund, Inc.          27

Board Approval of Management Agreement (unaudited) (continued)

trademarks and service marks, related to Citigroup or any of its affiliates for some agreed upon time period after the closing of the Transaction; and

(xv) that, within the past year the Board had performed a full annual review of the Prior Advisory Agreement as required by the 1940 Act. In that regard, the Board, in its deliberations concerning the New Management Agreement, considered the same factors regarding the nature, quality and extent of services provided, costs of services provided, profitability, fall-out benefits, fees and economies of scale and investment performance as it did when it renewed the Prior Advisory Agreement, and reached substantially the same conclusions.

28         Legg Mason Partners Fundamental Value Fund, Inc.

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On October 21, 2005 and November 15, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement and 2) to elect Directors. The following table provides the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

1. Approval of New Management Agreement

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	150,261,731.462	3,897,910.350	5,935,802.279	3,733,510.000

2. Election of Directors

Nominees:	Votes For	Authority Withheld	Abstentions
Robert M. Frayn, Jr.	131,133,056.085	5,811,921.870	235.000
Leon P. Gardner	131,144,512.307	5,800,465.648	235.000
Howard J. Johnson	131,130,879.019	5,814,098.936	235.000
David E. Maryatt	131,178,327.230	5,766,650.725	235.000
Jerry A. Viscione	131,057,255.899	5,887,722.056	235.000
R. Jay Gerken	131,198,340.074	5,746,637.881	235.000

Legg Mason Partners Fundamental Value Fund, Inc.          29

Legg Mason Partners Fundamental Value Fund, Inc.

DIRECTORS

Robert M. Frayn, Jr.

Leon P. Gardner

R. Jay Gerken, CFA
Chairman

Howard J. Johnson

David E. Maryatt

Jerry A. Viscione

OFFICERS

R. Jay Gerken, CFA

President and Chief
Executive Officer

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

James M. Giallanza

Chief Financial Officer
and Treasurer

John G. Goode

Vice President and Investment Officer

Peter J. Hable
Vice President and

Investment Officer

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money Laundering

Compliance Officer

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund
Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor
Services, LLC

PFS Investments, Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough,
Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, NY 10154

This report is submitted for the general information of shareholders of Legg Mason Partners Fundamental Value Fund, Inc., but it may also be used as sales literature when preceded or accompanied by a current prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investors Services, LLC

Member NASD, SIPC

FD01118	SR06-27

Legg Mason Partners Fundamental Value Fund, Inc.

LEGG MASON PARTNERS FUNDAMENTAL VALUE FUND, INC.

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the Fund’s former Smith Barney Fundamental Value Fund Inc. name.

ITEM 2.	CODE OF ETHICS.

Not Applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	Not applicable.

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Fundamental Value Fund, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Fundamental Value Fund, Inc.

Date:	June 8, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Fundamental Value Fund, Inc.

Date:	June 8, 2006

By:	/s/ James M. Giallanza
James M. Giallanza
Chief Financial Officer of
Legg Mason Partners Fundamental Value Fund, Inc.

Date:	June 8, 2006